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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                           May 3, 2001 (May 2, 2001)


                                Arch Coal, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     1-1305             43-0921172
-------------------------          ----------        ----------------
(State or other jurisdiction       (Commission       (IRS Employer
of incorporation)                  File Number)      Identification No.)


       CityPlace One, Suite 300, St. Louis, Missouri      63141
     -----------------------------------------------     --------
         (Address of principal executive offices)        (Zip code)


      Registrant's telephone number, including area code: (314) 994-2700


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                        Exhibit Index begins on page 4.

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Item 5.   Other Information

     On May 3, 2001, Arch Coal, Inc. (the "Company") announced that it had agreed to sell 8,500,000 shares of its common stock, par value $.01 per share, in a public underwritten offering pursuant to a Prospectus Supplement, dated
May 2, 2001, and a Prospectus dated April 19, 2001. The sale will be completed pursuant to an Underwriting Agreement (the "Underwriting Agreement") and a Terms Agreement (the "Terms Agreement"), each dated May 2, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named in the Terms Agreement. The Underwriting Agreement, the Terms Agreement and a specimen stock certificate for the Company's common stock are attached as Exhibits 1.1, 1.2 and 4.1, respectively, hereto.

Item 7.   Financial Statements and Exhibits.

          (c) The following Exhibits are filed with this Current Report on Form 8-K:

     Exhibit No.    Description
     -----------    -----------

          1.1 Underwriting Agreement, dated May 2, 2001, between Arch Coal, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          1.2 Terms Agreement, dated May 2, 2001, between Arch Coal, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1       Specimen Stock Certificate for the Common Stock of Arch
                    Coal, Inc.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 3, 2001                     ARCH COAL, INC.




                                        By:  /s/ Robert G. Jones
                                             ----------------------------
                                             Robert G. Jones
                                             Vice President - Law, Secretary
                                             and General Counsel


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                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.    Description
     -----------    -----------

          1.1 Underwriting Agreement, dated May 2, 2001, between Arch Coal, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          1.2 Terms Agreement, dated May 2, 2001, between Arch Coal, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1       Specimen Stock Certificate for the Common Stock of Arch
                    Coal, Inc.


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